Exhibit 32.2

NTELOS HOLDINGS CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NTELOS HOLDINGS CORP. (the “Company”) on Form 10-K for the year ended December 31, 2008 (the “Report”), I, Michael B. Moneymaker, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael B. Moneymaker
Michael B. Moneymaker
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

February 27, 2009